UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2025

 Mallinckrodt plc
(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland
(Address of principal executive offices)
+353 1 696 0000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.
On August 6, 2025, Mallinckrodt plc (“Mallinckrodt”) reported its financial results for the three months ended June 27, 2025 as set forth in the attached Exhibit 99.1.
The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such a filing.
Item 8.01    Other Events.
As previously disclosed, on July 31, 2025, Mallinckrodt completed its acquisition of Endo, Inc., a Delaware corporation (which has been converted into Endo LP, a Delaware limited partnership, “Endo”). Mallinckrodt is filing as (i) Exhibit 99.2, the unaudited financial statements of Endo as of and for the six months ended June 30, 2025 and (ii) as Exhibit 99.3, management’s discussion and analysis of financial condition and results of operations of Endo as of and for the six months ended June 30, 2025.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit
99.1	Second Quarter Financial Results.
99.2	Unaudited Financial Statements for Endo as of and for the Six Months Ended June 30, 2025.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Endo as of and for the Six Months Ended June 30, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC
(registrant)

Date:	August 6, 2025	By:	/s/ Bryan M. Reasons
Bryan M. Reasons
Executive Vice President and Chief Financial Officer (principal financial and accounting officer)